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                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.1
                                                                    ------------

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT
                       -----------------------------------

                                              Dated as of March 29, 2002

          This AMENDMENT NO. 2 ("Amendment") amends that certain CREDIT AGREEMENT dated as of November 30, 2000, as amended by that certain Amendment to Credit Agreement dated as of October 31, 2001 (the "Credit Agreement") among MASSEY ENERGY COMPANY (the "Borrower"), A.T. MASSEY COAL COMPANY, INC., the lenders party thereto (collectively, the "Lenders"), CITIBANK, N.A., as administrative agent for the Lenders (in such capacity "Administrative Agent"), PNC BANK, NATIONAL ASSOCIATION, as syndication agent, and FIRST UNION NATIONAL BANK, as documentation agent. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENTS

     WHEREAS, the Required Lenders have agreed to amend certain provisions of the Credit Agreement on the terms set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Amendment.  Subject to the satisfaction of the conditions
                     ---------
precedent specified in Section 2 hereof, the Credit Agreement shall be amended as follows:

          (a) Section 1.01 is hereby amended by deleting in its entirety the definition of "Applicable Margin" contained therein and replacing it with the following:

               "Applicable Margin" means, for Eurodollar Loans, an interest rate
                -----------------
     per annum equal at all times to, (i) 0.400% for each day during a Level I Period; (ii) 0.550% for each day during a Level II Period; (iii) 0.900% for each day during a Level III Period; (iv) 1.000% for each day during a Level IV Period; (v) 1.200% for each day during a Level V Period; and (vi) 1.400% for each day during a Level VI Period.

          (b) Section 5.07 is hereby amended by deleting clause (a) therein it in its entirety and replacing it with the following:

               "(a) The Borrower will maintain a ratio of Consolidated Debt to Consolidated EBITDA, as determined on the last day of each fiscal quarter, for the four fiscal quarters ending on such day, of not more than (i) 4.0 to 1.0, for the fiscal quarters ending March 31, 2002 and June 30, 2002,
     (ii) 3.5 to 1.0, for the fiscal quarter ending September 30, 2002, (iii)
     3.0 to 1.0 for the fiscal quarter ending December 31, 2002, and (iv) 2.75 to 1.0 for the fiscal quarters ending after December 31, 2002."

          (c) Section 5.07 is hereby amended by deleting clause (b) therein it in its entirety and replacing it with the following:

               "(b) The Borrower shall maintain a Consolidated Interest Coverage Ratio, as determined on the last day of each fiscal quarter, for the four fiscal quarters ending on such day, of not less than (i) 4.25 to 1.0, for the fiscal quarters ending March 31, 2002, June 30, 2002 and September 30, 2002, (ii) 4.5 to 1.0, for the fiscal quarter ending December 31, 2002, and
     (iii) 4.75 to 1.0, for the fiscal quarters ending after December 31, 2002."

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           SECTION 2. Conditions to Effectiveness. This Amendment shall become
                      ---------------------------
effective as of the date above first written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Required Lenders.

           SECTION 3. Representations and Warranties. The representations and
                      ------------------------------
warranties contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof, other than with respect to any such representation or warranty that speaks as of a date certain, in which case such representation or warranty is true and correct as of such date.

           SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay on
                      ------------------
demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.03(a)(ii) of the Credit Agreement.

           SECTION 5. No Event of Default. No Event of Default has occurred and
                      -------------------
is continuing as of the date hereof.

           SECTION 6. Effect on the Credit Agreement. Except as specifically
                      ------------------------------
amended herein, the Credit Agreement and the other documents delivered thereunder are, and shall continue to be, in full force and effect and are hereby in all respects ratified and confirmed.

           SECTION 7. Execution in Counterparts. This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original counterpart of this Amendment.

           SECTION 8. Governing Law. This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.


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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    MASSEY ENERGY COMPANY, as Borrower


                                    By: _______________________________________
                                        Name:   Baxter F. Phillips, Jr.
                                        Title:  Vice President and Treasurer


                                    By: _______________________________________
                                         Name:  Jeffrey M. Jarosinski
                                         Title: Vice President-Finance and
                                         Chief Financial Officer

                                    A.T. MASSEY COAL COMPANY, INC., as Guarantor




                                    By: _______________________________________
                                         Name:  Baxter F. Phillips, Jr.
                                         Title: Vice President and Treasurer

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                                   CITIBANK, N.A. as Administrative Agent and as
                                   Lender


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   FIRST UNION NATIONAL BANK


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   BANK ONE, NA


                                   By:__________________________________________
                                      Name:
                                      Title:

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                                   THE ROYAL BANK OF SCOTLAND PLC

                                   By:__________________________________________
                                      Name:
                                      Title:


                                   BRANCH BANKING AND TRUST COMPANY


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   DRESDNER BANK LATEINAMERIKA AG MIAMI AGENCY


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   WACHOVIA BANK, N.A.


                                   By:__________________________________________
                                      Name:
                                      Title:

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                                   AUSTRALIA AND NEW ZEALAND BANKING GROUP
                                   LIMITED


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   MELLON BANK N.A.


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   BANK HAPOALIM


                                   By:__________________________________________
                                      Name:
                                      Title:

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